AMENDMENT NO. 1 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into effective as of the 31st day of January, 1998, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation and wholly owned subsidiary of Miller ("Miller Towing") (Miller and Miller Towing may be referred to herein individually as a "Borrower" and together as the "Borrowers"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "Guarantors"), NATIONSBANK OF TENNESSEE, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as agent for the Lenders ("Agent") under the Credit Agreement (as defined below), and the Lenders. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

                       W I T N E S S E T H:

     WHEREAS, the Agent, the Lenders and the Borrowers have entered into that certain Credit Agreement dated as of January 30, 1998 (as hereby and from time to time amended, supplemented or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make and have made available to the Borrowers a revolving credit facility with a letter of credit sublimit and a swing line sublimit; and

     WHEREAS, the parties hereto desire to amend the Credit
Agreement in the manner herein set forth effective as of the date hereof;

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   DEFINITIONS.  The term "Credit Agreement" or
"Agreement" (as the case may be) as used herein and in the Loan
Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified or supplemented from time to time as permitted thereby.

     2. AMENDMENTS. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

          (a)  The following definition shall be included in
     SECTION 1.1 of the Credit Agreement in its proper alphabetical position:

               "Net Repurchased Shares" has the meaning ascribed to such term in SECTION 9.8.

          (b)  The definition of "Consolidated Tangible
     Shareholders' Equity" set forth in SECTION 1.1 of the Credit
     Agreement is hereby deleted in its entirety and replaced by the following:

               "Consolidated Shareholders' Equity" means, as of any date on which the amount thereof is to be determined, the sum of the following in respect of Miller and its Subsidiaries (determined on a consolidated basis): (i) the amount of issued and outstanding share capital, plus (ii) the amount of additional paid-in capital and retained earnings (or, in the case of a deficit, minus the amount of such deficit), plus (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment), plus (iv) the amount of any non-recurring noncash restructuring charges incurred since October 31, 1997, minus (v) the amount of any treasury stock, all as determined in accordance with GAAP applied on a Consistent Basis.

          (c) SECTION 8.22 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

               SECTION 8.22. Post-Closing Covenants. On or before April 30, 1998, deliver to the Agent and the Lenders the Pledge Agreement and Security Instruments and other items required by SECTION 8.19(b) with respect to each Direct Foreign Subsidiary of Miller, as if such Direct Foreign Subsidiary were a newly-created Direct Foreign Subsidiary subject to the provisions of such
          SECTION 8.19(b).

          (d)  Subsection (a) of SECTION 9.1 of the Credit
     Agreement is hereby deleted in its entirety and replaced by the following:

               (a)  Consolidated Shareholders' Equity.
          Permit Consolidated Shareholders' Equity to be less than (i) $150,000,000 on January 31, 1998, and (ii) at the last day of each succeeding fiscal quarter of Miller (the "Step Up Date"), commencing with the fiscal quarter ending April 30, 1998, and until (but excluding) the last day of the next following fiscal quarter of Miller, the difference between (1) the sum of (A) the amount of Consolidated Shareholders' Equity required to be maintained pursuant to this SECTION 9.1(a) as at the immediately preceding Step Up Date (or as at January 31, 1998, in the case of the initial Step Up Date), plus (B) fifty percent (50%) of Consolidated Net Income for the period beginning with the first day of such fiscal quarter of Miller and ending on the Step Up Date, plus (C) 100% of the Net Proceeds of any Equity Offering, minus (2) the aggregate cost of any Net Repurchased Shares as of such Step Up Date, in an amount up to but not exceeding $10,000,000 as permitted pursuant to SECTION 9.8.

          (e) SECTION 9.8 of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

               9.8 Restricted Payments. Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing; provided, however, that Miller may make the following Restricted Payments during the period indicated (on a non-cumulative basis, with the effect that amounts not paid in any such period may not be carried over for payment in a subsequent period) if immediately prior to and immediately after giving effect thereto no Default
          or Event of Default shall exist:   (i) Miller may
          from time to time repurchase shares of its common stock, $.01 par value per share (the "Common Stock"), on the open market pursuant to a publicly announced share repurchase program for the express purpose of re-issuing such shares in one or more Permitted Acquisitions, provided that the aggregate cost of any shares of Common Stock which have been so repurchased and not re-issued in connection with a Permitted Acquisition (referred to as "Net Repurchased Shares") at any given time does not exceed $10,000,000, and (ii) Miller may make additional Restricted Payments (other than repurchases of Common Stock) during each Fiscal Year, beginning with the 1998 Fiscal Year, in an aggregate amount not to exceed $3,000,000.

          (f) Exhibit M to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I attached hereto and incorporated herein by reference.

     3. GUARANTORS. Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Guarantors' Obligations pursuant to the Guaranty.

     4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby certifies that:

          (a) The representations and warranties made by the Borrowers in Article VII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

          (b) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

     5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     6. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit
Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     7. COUNTERPARTS. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     8. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia.

     9. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     10.  CREDIT AGREEMENT.  All references in any of the Loan
Documents to the "Credit Agreement" shall mean the Credit
Agreement as amended hereby.

     11. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

     12. EXPENSES. The Borrowers agree to pay to the Agent and the Lenders all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.

                    [Signature pages follow.]



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              BORROWERS:

                              MILLER INDUSTRIES, INC.


                              By: /s/ Adam Dunayer
                              Name: Adam Dunayer
                              Title: VP CFO

                              MILLER INDUSTRIES TOWING EQUIPMENT
                              INC.


                              By: /s/ David Tatum
                              Name: David Tatum
                              Title: Vice President of Finance


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 1 OF 5
                              GUARANTORS:

                              A-2 WRECKER SERVICE, INC.
                              A-EXCELLENCE TOWING CO.
                              ALL AMERICAN TOWING SERVICES, INC.
                              ALLIED TOWING AND RECOVERY, INC.
                              APACO, INC.
                              APPLE TOWING CO., INC.
                              A TO Z ENTERPRISES, INC.
                              B&B ASSOCIATED INDUSTRIES, INC.
                              BEAR TRANSPORTATION, INC.
                              BERT'S TOWING RECOVERY CORPORATION
                              BOB BOLIN SERVICES, INC.
                              BOULEVARD & TRUMBULL TOWING, INC.
                              BREWER'S, INC.
                              C&L TOWING SERVICES, INC.
                              CASSON INVESTMENT CORPORATION
                              CEDAR BLUFF 24 HOUR TOWING, INC.
                              CENTURY HOLDINGS, INC.
                              CHAMPION CARRIER CORPORATION
                              CHEVRON, INC.
                              CHEVRON SOUTH/SOUTHERN WRECKER
                                   LEASING, INC.
                              CHICAGO METRO SERVICES, INC.
                              CLEVELAND VEHICLE DETENTION CENTER,
                              INC.
                              COMPETITION WHEELIFT, INC.
                              D.A. HANELINE, INC.
                              DICK'S TOWING & ROAD SERVICE, INC.
                              DOLLAR ENTERPRISES, INC.
                              E.B.T., INC.
                              EXPORT ENTERPRISES, INC.
                              GEORGIA EXPORT ENTERPRISES, INC.
                              GOLDEN WEST TOWING EQUIPMENT INC.
                              GOOD MECHANIC AUTO CO. OF
                                   RICHFIELD, INC.
                              GREG'S TOWING, INC.
                              H&H TOWING ENTERPRISES, INC.
                              HALL'S TOWING SERVICE, INC.
                              HENDRICKSON TOWING, INC.
                              H.M.R. ENTERPRISES, INC.
                              INTERSTATE TOWING & RECOVERY, INC.
                              JENKINS WRECKER SERVICE, INC.
                              JENNINGS ENTERPRISES, INC.
                              KAUFF'S, INC.
                              KING AUTOMOTIVE & INDUSTRIAL
                                   EQUIPMENT, INC.
                              LAZER TOW SERVICES, INC.
                              LEWIS WRECKER SERVICE, INC.
                              LINCOLN TOWING ENTERPRISES, INC.
                              MERL'S TOWING SERVICE, INC.
                              MID-AMERICA WRECKER & EQUIPMENT
                                   SALES, INC. OF COLORADO
                              MIKE'S WRECKER SERVICE, INC.
                              MILLER FINANCIAL SERVICES GROUP, INC.
                              MILLER/GREENEVILLE, INC.
                              MILLER INDUSTRIES DISTRIBUTING, INC.


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                               SIGNATURE PAGE 2 OF 5
                              MILLER INDUSTRIES INTERNATIONAL, INC.
                              MOORE'S SERVICE & TOWING, INC.
                              MOORE'S TOWING SERVICE, INC.
                              MURPHY'S TOWING, INC.
                              OFFICIAL TOWING, INC.
                              O'HARE TRUCK SERVICE, INC.
                              PETE'S A TOWING, INC.
                              PIPES ENTERPRISES, INC.
                              PURPOSE, INC.
                              RAR ENTERPRISES, INC.
                              RANDY'S HIGH COUNTRY TOWING, INC.
                              RAY HARRIS, INC.
                              ROAD BUTLER, INC.
                              ROAD ONE, INC.
                              ROAD ONE INSURANCE SERVICES, INC.
                              ROAD ONE SERVICE, INC.
                              RONNY MILLER WRECKER SERVICE INC.
                              SANDY'S AUTO & TRUCK SERVICE, INC.
                              SOUTHERN WRECKER CENTER, INC.
                              SOUTHERN WRECKER SALES, INC.
                              SPEED'S AUTOMOTIVE, INC.
                              SPEED'S RENTALS, INC.
                              SROGA'S AUTOMOTIVE SERVICES, INC.
                              SUBURBAN WRECKER SERVICE, INC.
                              TEAM TOWING AND RECOVERY, INC.
                              TED'S OF FAYVILLE, INC.
                              TEXAS TOWING CORPORATION
                              THOMPSON'S WRECKER SERVICE, INC.
                              TREASURE COAST TOWING, INC.
                              TRUCK SALES & SALVAGE CO., INC.

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                              SIGNATURE PAGE 3 OF 5
                              VRCHOTA CORPORATION
                              VULCAN EQUIPMENT COMPANY, INC.
                              VULCAN INTERNATIONAL (DELAWARE), INC.
                              WALKER TOWING, INC.
                              WES'S SERVICE INCORPORATED
                              ZEBRA TOWING, INC.




                              By: /s/ Frank Madonia
                              Name: Frank Madonia
                              Title: Attorney-in-Face






                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 4 OF 5
                              AGENT AND LENDERS:

                              NATIONSBANK OF TENNESSEE,
                              NATIONAL ASSOCIATION,
                              as Agent for the Lenders and as a Lender

                              By: /s/ Lawrence M. Richey
                              Name: Lawrence M. Richey
                              Title: Sr. VP


                              BANK OF AMERICA, FSB

                              By: /s/ Howard Kim
                              Name: Howard Kim
                              Title: Vice President


                              WACHOVIA BANK, N.A.

                              By: /s/ John B. Tibe
                              Name: John B. Tibe
                              Title: AVP


                              FIRST AMERICAN NATIONAL BANK

                              By: /s/ Suzanne T. Schriver
                              Name: Suzanne T. Schriver
                              Title: Executive Vice President




                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                                SIGNATURE PAGE 5 OF 5
                             ANNEX I
                            EXHIBIT M

                      Compliance Certificate

NationsBank of Tennessee,
 National Association, as Agent
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9436


     Reference is hereby made to the Credit Agreement dated as of January 30, 1998 (as may be amended from time to time, the "Agreement") among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation ("Miller Towing," and together with Miller, the "Borrowers"), the Lenders (as defined in the Agreement) and NationsBank of Tennessee, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of _____________, 19___ (the "Determination Date") as follows:

1.   Calculations

     A.   Compliance with SECTION 9.1(a): Consolidated
          Shareholders' Equity

          1.   Issued and outstanding share capital              $__________

          2.   Additional paid-in capital plus retained income
               (retained deficit to be expressed as a negative)  $__________

          3.   Foreign currency translation (to be expressed as
               a negative, if applicable)                        $__________

          4.   Non-recurring noncash restructuring charges
               since ____________, 19__                          $__________

          5.   Treasury stock                                    $___________

          6.   Consolidated Shareholders' Equity
               (A.1 + A.2 + A.3 + A.4 - A.5)                     $___________

          Required:
          (i)  Requirement for prior fiscal quarter; plus        $___________
          (ii) 50% of Consolidated Net Income since first
               day of current fiscal quarter; plus               $___________


                               Annex I-1

          (iii)     100% of the Net Proceeds of any Equity
               Offering                                          $___________

          Total:                                                 $___________

     B.   Compliance with SECTION 9.1(b): Consolidated Funded
          Senior Indebtedness to Consolidated EBITDA

          1.   Consolidated Funded Senior Indebtedness           $__________
          2.   Consolidated EBITDA for such period               $__________
               a.   Consolidated Net Income       $__________
               b.   Consolidated Interest Expense $__________
               c.   Taxes on income               $__________
               d.   Amortization                  $__________
               e.   Depreciation                  $__________
               f.   Non-recurring noncash
                    restructuring charges         $__________
               g.   Net gains on the sale, conversion
                    or other disposition of capital
                    assets                        $__________
               h.   Net gains on the acquisition,
                    retirement, sale or other
                    disposition of capital stock and
                    other securities              $__________
               i.   Net gains on the collection of
                    proceeds of life insurance
                    policies                      $__________
               j.   Write-ups of any assets other than
                    permitted by FAS 16           $__________
               k.   Other extraordinary net gains
                    or credits                    $__________

               TOTAL ([a + b +c + d + e + f] -
                        [g + h + i + j + k])                     $__________

          3.   Ratio of B.2 to B.1                               ____ to ____

          Required: Line 3 must not be more than 3.00
                    to 1.00

     C.   Compliance with SECTION 9.1(c): Consolidated Funded
          Total Indebtedness to Consolidated EBITDA

          1.   Consolidated Funded Total Indebtedness            $__________
          2.   Consolidated EBITDA for such period (see B.2)     $__________
          3.   Ratio of C.2 to C.1                               ____ to ___

          Required: Line 3 must not be more than 3.50
                    to 1.00

     D.   Compliance with SECTION 9.1(d): Consolidated Fixed
          Charge Ratio

          1.   Consolidated EBITDA for such period (see B.2)     $___________
          2.   Lease, rental and other expenses in connection
               with operating leases for such period             $___________
          3.   Capital Expenditures for such period              $___________
          4.   Taxes paid or accrued on income for such period   $___________


                                Annex I-2

          5.   Consolidated Fixed Charges for such period:
               (i)  Consolidated Interest
                    Expense, plus                    $___________
               (ii) Lease, rental and other expenses
                    in connection with operating
                    leases, plus                     $___________
               (iii)     Current maturities of Consolidated
                    Funded Total Indebtedness, plus   $___________
               (iv) Current maturities of Capital
                    Leases, plus                      $___________
               (v)  Payments in respect of Acquisitions
                    representing any deferred portion
                    of consideration, plus            $___________
               (vi) Payments in respect of Off Balance
                    Sheet Liabilities                 $___________

                    TOTAL (i + ii + iii + iv + v + vi)           $___________

          6.   D.1 + D.2                                         $___________
          7.   D.3 + D.4                                         $___________
          8.   D.6 - D.7                                         $___________
          9.   Ratio of C.8 to C.5                                ___ to ___

          Required: Not less than --

          Closing Date through and including the
          day immediately prior to Fiscal Year
          End 1999                                                1.00 to 1.00

          Fiscal Year End 1999 through and including
          the day immediately prior to Fiscal Year 2000           1.20 to 1.00

          Fiscal Year End 2000 and thereafter                     1.25 to 1.00

     E.   Compliance with SECTION 9.2: Acquisitions

          1. Acquisitions during fiscal quarter, including Cost of Acquisition

               a.   Name of Subsidiary: ______________           $__________
               b.   Name of Subsidiary: ______________           $__________
               c.   Name of Subsidiary: ______________           $__________
               d.   Name of Subsidiary: ______________           $__________
               e.   Name of Subsidiary: ______________           $__________
               f.   Name of Subsidiary: ______________           $__________
               g.   Name of Subsidiary: ______________           $__________
               h.   Name of Subsidiary: ______________           $__________

          2.   Total Cost of Acquisition during fiscal quarter   $__________

          3.   Total Cost of Acquisition during prior fiscal
               quarters during such Fiscal year                  $__________


          4.   Total Cost of Acquisition during Fiscal Year to
               date                                              $__________

          Required: Cost of Acquisition not greater than $10,000,000 per acquisition or
                    $50,000,000 in any Fiscal Year


                               Annex I-3

     F.   Compliance with SECTION 9.4(d): Purchase Money
          Indebtedness and Capital Lease Obligations

          1.   Purchase money and Capital Lease obligations      $__________

          Required: Not more than $5,000,000 outstanding at any time

     G.   Compliance with SECTION 9.4(e): Guarantees of Trade
          Account Indebtedness

          1.   Guarantees of trade account indebtedness          $__________

          Required: Not more than $2,000,000 outstanding at any time

     H.   Compliance with SECTION 9.4(h): Additional Indebtedness

          1.   Total additional Indebtedness                     $__________

          Required: Not more than $5,000,000 outstanding at any time

     I.   Compliance with SECTION 9.8: Restricted Payments

          1.   Repurchases of Common Stock

               a.   Aggregate cost of Net Repurchased
                    Shares at end of prior quarter        $_________
               b.   Aggregate cost of shares repurchased
                    during quarter                        $__________
               c.   Aggregate cost of shares reissued
                    in connection with Permitted
                    Acquisitions during quarter           $__________
               d.   Aggregate cost of Net Repurchased
                    Shares at end of current quarter
                    (a + b - c)                           $__________


          Required: Not more than $10,000,000 in aggregate cost of Net Repurchased Shares at any time

          2.   Additional Restricted Payments

               a.   Restricted Payments during fiscal
                    quarter                                      $__________
               b.   Restricted Payments during prior
                    fiscal quarters during such Fiscal
                    Year                                         $__________
               c.   Restricted Payments during
                    Fiscal Year to date                          $__________


          Required: Restricted Payments not greater than $3,000,000 during any Fiscal Year



                                 Annex I-4

2.   No Default

          A. Since __________ (the date of the last similar certification), (a) the Borrowers have not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and
     (b) no Default or Event of Default specified in Article X of the Agreement has occurred and is continuing.

          B.   If a Default or Event of Default has occurred
     since __________ (the date of the last similar certification), the Borrowers propose to take the following action with respect to such Default or Event of Default: ____
     _____________________________________________________________
     _____________________________________________________________
     ____________________________________________________________
     ________________________.
     (Note, if no Default or Event of Default has occurred, insert "Not Applicable").

     The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with
SECTION 8.1 of the Agreement.


IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 19___.



                              By:_________________________________
                                  Authorized Representative
                              Name:_______________________________
                              Title:______________________________


                               Annex I-5